EXHIBIT 10.4.10


                                ESCROW AGREEMENT

     This ESCROW AGREEMENT (the "Agreement"), dated as of February 1, 2001 by and among GIBRALTER PUBLISHING, INC., a North Carolina corporation ("Gibraltar"), E-COMMERCE SUPPORT CENTERS, INC., a North Carolina corporation ("Company"), PALADYNE CORP., a Delaware corporation ("Paladyne"), and KILPATRICK STOCKTON LLP with offices at 3737 Glenwood Avenue, Suite 400, Raleigh, North Carolina 27612 (the "Escrow Agent").

                                   WITNESSETH

     WHEREAS, the Company is in the business of selling and providing outsourced customer support services to entities with electronic commerce initiatives; and

     WHEREAS, Gibralter owns certain tangible and intangible assets (the "Option Assets", as defined in the Option Agreement) currently used in the business operations of the Company; and

     WHEREAS, the Company has granted to Gibralter the option to sell the Option Assets to the Company and Gibralter has granted to the Company the option to buy the Option Assets from Gibralter in accordance with the terms and conditions in that certain Option Agreement dated as of April 13, 2000, as amended by that certain First Amendment to Option Agreement dated as of the 1st day of February, 2001 (the "First Amendment to Option Agreement") (the "Option Agreement"); and

     WHEREAS, the Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the purchase and sale of the Option Assets;

     NOW THEREFORE, in consideration of the Option Assets and other good and otherwise valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Option Agreement):

     1.   TERMS OF ESCROW.  The terms of the escrow shall be governed as
          ---------------
follows:

          (a)  Documents Held In Escrow. The Escrow Agent will accept the
               ------------------------
following as of the date hereof to be held in escrow and delivered by the Escrow Agent in accordance with the terms and conditions of this Agreement (collectively, the "Escrow Documents"):

               (i)  Secondary Operating Agreement: that certain secondary
                    -----------------------------
operating agreement dated as of the 1st day of February, 2001, executed by the Company and Gibralter, and providing for the lease and license of the Option Assets from Gibralter to the Company (the "Secondary Operating Agreement"); and

               (ii) Default and Assignment Agreement: that certain default and
                    --------------------------------
assignment agreement dated as of the 1st day of February, 2001, executed by the Company, Paladyne and Gibralter, and transferring legal title to the Option Assets from the Company to Gibralter (the "Default and Assignment Agreement").

          (b) The Escrow Agent shall release to Gibralter the Default and Assignment Agreement on the one hundred eighty first (181st) day after the Effective Date of the Merger (as defined in that certain Agreement and Plan of Merger dated as of the 21st day of December, 2000 between Paladyne, the Company, and the other parties thereto (the "Merger Agreement"), unless on or before the one hundred eightieth (180th) day after the Effective Date of the Merger Gibralter delivers to the Escrow Agent a written notice signed by Gibralter stating that Promissory Note A (as defined below) has been paid in full. Gibralter hereby agrees to execute and deliver to the Escrow Agent such written notice immediately upon the payment in full and satisfaction of all obligations of the Company under that certain promissory note dated as of the 1st day of February, 2001, in the face amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000), and executed by the Company to Gibralter ("Promissory Note A").

          (c) The Escrow Agent shall release to Gibraltar and the Company the Secondary Operating Agreement upon delivery to Gibralter of the Default and Assignment Agreement.

          (d) If Gibralter delivers the written notice contemplated by subparagraph (b) above, the Escrow Agent shall deliver the Default and Assignment Agreement to Gibralter and the Secondary Operating Agreement to Gibralter and the Company.

          (e) Upon delivery by the Escrow Agent of all of the Escrow Documents referenced above in accordance with the terms of this Agreement, the duties of the Escrow Agent under this Agreement shall be completed and the Escrow Agent shall have no further obligation under this Agreement to any other party hereto.

          (f) If the Escrow Agent shall determine in its sole discretion to require receipts for delivery of any Escrow Document, the Escrow Agent shall be under no duty to deliver any Escrow Document unless the person to whom delivery is to be made executes and delivers to the Escrow Agent a receipt in form acceptable to the Escrow Agent. The Escrow Agent shall not be required to obtain any such receipt.

          (g) Delivery of any Escrow Document or any notice hereunder shall be deemed to be properly made if mailed via US mail, first class, postage prepaid, if to the Escrow Agent, to the address of the Escrow Agent set forth in Section 4 of this Agreement, if to the Company, to the address of the Company set forth in Section 4 of this Agreement, and if to Gibralter, to the address of Gibralter set forth in Section 4 of this Agreement. The Escrow Agent, the Company, Gibralter or Paladyne may change the address to which delivery is to be made by providing the party making delivery with written notice of the new address.


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


However, any notice sent to the existing address of record shall be deemed to have been duly delivered notwithstanding that written notice of a change of address is subsequently received.

     2.   DUTIES AND OBLIGATIONS OF THE ESCROW AGENT.
          ------------------------------------------

          (a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depositary only, and the Escrow Agent shall incur no liability hereunder whatsoever, except as a direct result of its willful misconduct or gross negligence.

          (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

          (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Company, Gibralter or Paladyne are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Company, Gibralter and Paladyne, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by the Company, Gibralter, and Paladyne and agreed to in writing by the Escrow Agent.

          (d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow or to take certain action, until it shall jointly be directed otherwise in a writing signed by the Company, Gibralter and Paladyne or by a final judgment of a court of competent jurisdiction.

          (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein Nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

          (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Escrow Documents.

          (g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Escrow Documents, it may do


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


so by delivering the same to any other escrow agent mutually agreeable to the Company, Gibralter and Paladyne and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the Company, Gibralter and Paladyne of its desire to so relinquish custody of the Escrow Documents, then the Escrow Agent may do so by delivering the Escrow Documents to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any court officer shall be borne pro-rata by the Company, Gibralter and Paladyne. Upon such delivery, the Escrow Agent shall be immediately discharged from any and all responsibility or liability with respect to the Escrow Documents and this Agreement and the Company, Gibralter and Paladyne shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses incurred in acting as Escrow Agent hereunder.

          (h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Company, Gibralter or Paladyne , nor disqualify the Escrow Agent from representing any party hereto in any dispute with the other, including any dispute with respect to the Escrow Documents.

          (i) The Escrow Agent represents that it is counsel to the Company. The parties agree that the Escrow Agent's engagement as provided for herein is not and shall not be objectionable for any reason.

          (j) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

     3.   INDEMNIFICATION.
          ---------------

          (a) the Company hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including, but not limited to, reasonable attorney's fees and amounts paid in settlement) resulting from claims asserted by Gibralter and/or Paladyne against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

          (b) Gibralter hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amount paid in settlement) resulting from claims asserted by the Company and/or Paladyne against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

          (c) Paladyne hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including, but not limited to, reasonable attorney's fees and amounts paid in settlement) resulting from claims asserted by Gibralter and/or the Company against Escrow Agent with respect to the performance of any of the provisions of this Agreement.


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


          (d) the Company, Gibralter and Paladyne, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred in defending itself against any claim or liability in connection with its performance hereunder; provided, however, that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct.

          (d) In the event of any legal action between the parties to this Agreement to enforce any of its terms, the legal fees of the prevailing party shall be paid by the party(ies) who do not prevail.

     4.   MISCELLANEOUS.
          -------------

          (a) Notices. All notices, requests, demands, delivery of Documents and any and all other communications hereunder shall be in writing, sent via US mail, first class, postage prepaid, or by telecopier, upon proof of sending thereof to the following addresses:

          (a)  If to Gibralter:         Gibralter Publishing, Inc.
                                        1650A Gum Branch Road
                                        Jacksonville, NC 28540

          (b)  If to the Company:       E-COMMERCE support centers, Inc.
                                        1650A Gum Branch Road
                                        Jacksonville, NC 28540

               with a copy to:          Kilpatrick Stockton LLP
                                        3737 Glenwood Avenue, Suite 400
                                        Raleigh, North Carolina 27612
                                        Attention: James F. Verdonik

          (c)  If to Paladyne:          PALADYNE CORP.
                                        610 Crescent Executive Court, Suite 124
                                        Lake Mary, Florida 32746
                                        Attention: John Foster, Chairman

          (d)  If to the Escrow


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


               Agent:                   Kilpatrick Stockton LLP
                                        3737 Glenwood Avenue, Suite 400
                                        Raleigh, North Carolina 27612
                                        Attention: James F. Verdonik


or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

          (b)  Governing Law. This Agreement shall be construed and enforced in
               -------------
accordance with the law of the State of North Carolina applicable to contracts entered into and performed entirely within North Carolina.

          (c)  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

          (d)  Binding Agreement. This Agreement shall be binding upon and inure
               -----------------
to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

                  [Remainder of page left intentionally blank]


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


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

Escrow Agent:                           Company:

KILPATRICK STOCKTON LLP                 E-COMMERCE SUPPORT CENTERS, INC.


By: /s/ James F. Verdonik               By: /s/ Terrence J. Leifheit
   --------------------------------         --------------------------------
Name:   James F. Verdonik               Name:  Terrence J. Leifheit
Title:  Partner                         Title: President

                                        Paladyne:

                                        PALADYNE CORP.


                                        By: /s/ John D. Foster
                                           ---------------------------------
                                        Name:  John D. Foster
                                        Title: Chairman

                                        Gibralter:

                                        GIBRALTER PUBLISHING, INC.


                                        By: /s/ Terrence J. Leifheit
                                           ---------------------------------
                                        Name:  Terrence J. Leifheit
                                        Title: President


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